SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY GROWTH AND GUARANTEED INCOME® ANNUITY
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")
DATED APRIL 30, 2008,
AS SUPPLEMENTED ON JANUARY 1, 2009

The Purchase Payment and Contract application must be received in good order by FILI by March 31, 2009. After this date the Contract will no longer be available for sale with the same fees and features that are described in this prospectus. We will reject any pending applications where the Purchase Payment has not been received by our Service Center by March 31, 2009.

GMWB-09-01 February 10, 2009
1.892195.100